UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2017

MBIA INC.
(Exact name of registrant as specified in its charter)

Connecticut	1-9583	06-1185706
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Manhattanville Road, Suite 301 Purchase, New York	10577
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:
914-273-4545

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The following information, including Exhibit 99.1 to this Form 8-K, is being furnished, not filed, pursuant to Item 2.02 - Results of Operations and Financial Condition of Form 8-K.

On May 10, 2017, MBIA Inc. (“MBIA”) issued a press release announcing its results of operations for the quarter ended March 31, 2017.  A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference to this Item 2.02 as if fully set forth herein.

Item 7.01.    REGULATION FD DISCLOSURE.

The following information is being furnished, not filed, pursuant to Item 7.01 - Regulation FD Disclosure of Form 8-K.  Information contained on MBIA’s Web sites is not incorporated by reference into this Current Report on Form 8-K.

On May 10, 2017, MBIA will post on its Web site, www.mbia.com, under the section “Investor Relations – Financial Information – Operating Supplements,” a Quarterly Operating Supplement for the first quarter of 2017 and under the section “Investor Relations – Financial Information – Statutory Statements,” 2017 Quarterly Statements for each of MBIA Insurance Corporation and National Public Finance Guarantee Corporation.   MBIA will also post on its Web site, under the section “Selected Exposures,” certain information on the Company’s insured portfolios as of March 31, 2017.  The information will be posted as “MBIA Corp.’s Structured Finance Insured Portfolio,” “MBIA Corp.’s Non-U.S. Public Finance Insured Portfolio” and “National Public Finance Guarantee Corporation’s Insured Portfolio.”  Information on National Public Finance Guarantee Corporation’s insured portfolio as of March 31, 2017 will also be posted on National Public Finance Guarantee Corporation’s Web site, www.nationalpfg.com, under the selection “Insured Portfolio.”  Additional exposure information on certain credits insured by National Public Finance Guarantee Corporation will be posted on National Public Finance Guarantee Corporation’s Web site, www.nationalpfg.com, under the selection “Selected Exposures.”

On or about May 11, 2017, MBIA will also post on its Web site, www.mbia.com, under the section “Investor Relations – Investor Inquiries/FAQs,” updated Frequently Asked Questions.

Item 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

99.1 Press Release issued by MBIA Inc., dated May 10, 2017, announcing its results of operations for the quarter ended March 31, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MBIA INC.

By:	/s/ Jonathan C. Harris
Jonathan C. Harris
General Counsel

Date: May 10, 2017

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K
Dated May 10, 2017

99.1 Press Release issued by MBIA Inc., dated May 10, 2017, announcing its results of operations for the quarter ended March 31, 2017.